UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2020

Jefferies Financial Group Inc.

(Exact name of registrant as specified in charter)

New York	001-05721	13-2615557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2020, the compensation committee (the “Compensation Committee”) of the board of directors of Jefferies Financial Group Inc. (the “Company”) granted each of its Chief Executive Officer and President (the “Executives”) equity awards with a grant date fair value estimated at $12.5 million tied to future appreciation in the value of the Company’s common shares, in the form of (i) nonqualified stock options (“NSOs”) granted under the Company’s 2003 Incentive Compensation Plan as amended and restated as of July 25, 2013, and (ii) stock appreciation rights (“SARs”), which will be settled on a cash basis or, at the sole discretion of the Compensation Committee, may be converted irrevocably to a stock-settled award (the combined award will be referred to herein as the “Grant”).

The Compensation Committee granted the NSOs and SARs as a transitional grant as it formulates a revised annual plan to replace the Company’s historical multi-year compensation plans.

Under the terms of each Grant, (i) the strike price is set at the closing share price on Friday, December 5, 2020 ($23.75); (ii) after the NSOs and SARs vest, each of the Executives may exercise his Grant rights within ten years of the grant date; (iii) the NSOs and SARs vest over a three-year period, on a pro rata basis annually, with accelerated vesting under specified circumstances; (iv) each NSO gives the Executive the option to purchase 1,253,133 shares at an exercise price of $23.75 per share, and each SAR gives the Executive rights relating to 1,253,133 underlying shares, with a base price of $23.75 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Michael J. Sharp
Name:	Michael J. Sharp
Title:	Executive Vice President and
General Counsel

Date: December 8, 2020